                                                                [Conformed copy]



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         April 19, 2001 (April 19, 2001)
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                              FORTUNE BRANDS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                           1-9076                13-3295276
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


                 300 Tower Parkway, Lincolnshire, Illinois 60069

   ---------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.
------   ------------

         Registrant's press release dated April 19, 2001, reporting Registrant's first quarter 2001 results and announcing plans to reposition Registrant's office products unit, is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------   ----------------------------------

(c)      Exhibits.
         ---------

         20. Press release of Registrant dated April 19, 2001.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FORTUNE BRANDS, INC.
                                           -------------------------
                                                    (Registrant)



                                           By /s/ C. P. Omtvedt
                                              --------------------------------
                                              C. P. Omtvedt
                                              Senior Vice President and
                                                 Chief Financial Officer

Date:  April 19, 2001

                                  EXHIBIT INDEX

                                                                  Sequentially
Exhibit                                                           Numbered Page
-------                                                           -------------


20.      Press release of Registrant dated
         April 19, 2001.